Acquisition of Petrogas Energy Corporation	12 Months Ended
Dec. 31, 2021
Business Combinations [Abstract]
Acquisition of Petrogas Energy Corporation	Acquisition of Petrogas Energy Corporation
On December 15, 2020, following the receipt of all required approvals, AltaGas acquired an additional 37 percent of Petrogas Energy Corp. for total cash consideration upon close of approximately $715 million. Additional post-acquisition contingent payments of up to $16 million may be paid no later than 2022 based on certain criteria, including earnings targets being met (Note 29). AltaGas funded the transaction through draws on its existing credit facilities. As a result of the transaction, AltaGas' ownership in Petrogas has increased to approximately 74 percent with Idemitsu Kosan Co., Ltd. (Idemitsu) owning the remaining approximately 26 percent. Subsequent to the transaction, AltaGas controls Petrogas and as such, Petrogas results have been consolidated for the period subsequent to close.

This acquisition is consistent with AltaGas' global export strategy, growing Midstream operations, and corporate focus on building a diversified, low-risk, high-growth Utilities and Midstream business. The transaction provides AltaGas with operational responsibility of strategic assets that, along with the Ridley Island Propane Export Terminal and existing Midstream assets, position the Company to capture efficiencies that are expected to accrue to shareholders and customers.

AltaGas accounted for the acquisition as a business combination achieved in stages and re-measured its previously held 37 percent equity investment in Petrogas at an acquisition date fair value of $631 million. The fair value of assets and liabilities acquired were determined using a combination of income and cost approach. The fair value of the previously held interest and non-controlling interests were derived from the valuation of the assets and liabilities including considerations for expected synergies. Prior to the acquisition, AltaGas' indirect non-controlling interest in Petrogas was accounted for as an investment accounted for by the equity method (Note 14).

The following table summarizes the purchase price allocation representing the consideration paid and the estimated fair value of the net assets acquired as at December 15, 2020. The purchase price allocation was completed prior to the end of the measurement period and reflects Management's best estimate of the fair value of Petrogas' assets and liabilities. In 2021, goodwill was increased by approximately $147 million (Note 11) based on new information obtained during the measurement period.

Fair value of previously held interest in AltaGas Idemitsu Joint Venture LP (AIJVLP) on the acquisition date	$631
Less: Carrying value of previously held interest in AIJVLP	(609)
Gain on re-measurement of previously held interest	$22

Purchase consideration for an additional 37 percent of Petrogas	$715
Deemed settlement of intercompany debt	120
Fair value of previously held interest on the acquisition date	631
Less: Fair value assigned to net assets
Current assets	542
Property, plant and equipment	499
Intangible assets	8
Operating right-of-use assets	196
Investments accounted for by the equity method	125
Current liabilities	(521)
Long-term debt	(48)
Asset retirement obligations	(18)
Deferred income taxes	7
Operating lease liabilities	(155)
Other long-term liabilities	(20)
Fair value of net assets acquired	$615
Fair value of AIJVLP's non-controlling interest in Petrogas on the acquisition date	467
Goodwill	$1,318